UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  May 4, 2006

Aspyra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26115-A Mureau Road
Calabasas, CA 91302

(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 17, 2006, Aspyra, Inc. (“Aspyra”)  sold in a private placement 2,250,000 shares of its common stock and warrants to purchase up to 1,350,000 shares of its common stock pursuant to the terms of the Common Stock and Warrant Purchase Agreement, dated May 4, 2006 (the “Purchase Agreement”), by and among Aspyra and each of the accredited purchasers. The shares of common stock and warrants were sold in units, with each unit consisting of a single share of Aspyra common stock and three-fifths of a warrant to purchase one share of Aspyra common stock. The price per unit was $2.00 for an aggregate purchase price of $4.5 million.  The exercise price of the warrants is $3.00 per share.  These shares were issued and sold pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) that is available for offers and sales to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act and Section 4(2) of the Securities Act. Simultaneously with the execution of the Purchase Agreement, Aspyra and each of the Purchasers entered into a Registration Rights Agreement, dated May 4, 2006, pursuant to which each of the Purchasers shall be entitled to certain registration rights. There were no material relationships between the registrant and purchasers.

Aspyra has filed copies of the Purchase Agreement and the Registration Rights Agreement as Exhibits 10.1 and 10.2, respective, to this Current Report on Form 8-K. You are encouraged to read the Agreements for a more complete understanding of the transaction. The foregoing description of the Agreements is qualified in its entirety by reference to the full text of such Agreements.

Item 3.02                                             Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 7.01                                             Regulation FD Disclosure.

On May 18, 2006, Aspyra issued a press release announcing the closing of the private placement.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Item 7.01 of this report, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this Current Report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Item 7.01 contains is material investor information that is not otherwise publicly available.

Item 9.01                                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Common Stock and Warrant Purchase Agreement, dated May 4, 2006.
10.2	Registration Rights Agreement, dated May 4, 2006
99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2006	Aspyra, Inc.

/s/ Steven M. Besbeck
Steven M. Besbeck
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Common Stock and Warrant Purchase Agreement, dated May 4, 2006.
10.2	Registration Rights Agreement, dated May 4, 2006
99.1	Press Release.